Hartford SmallCap Growth HLS Fund

Summary Prospectus

Hartford HLS Funds

May 1, 2015

Class	Ticker
IA	HISCX
IB	HBSGX

The Fund is closed to new investors until further notice. No purchases of the Fund’s shares will be allowed, other than as described in this Prospectus.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s daily net asset value, online at www.hartfordfunds.com/hlsprospectus. You can also get the Fund’s prospectus at no cost by calling (888) 843-7824 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s prospectus dated May 1, 2015 and statement of additional information dated May 1, 2015 along with the financial statements included in the Fund’s most recent annual report dated December 31, 2014 are incorporated into this summary prospectus by reference. The Fund’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective:

The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable annuity or variable life insurance contract level or by a qualified employee benefit plan and would be higher if such fees and expenses were included.  You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	IA	IB
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Not applicable	Not applicable
Maximum deferred sales charge (load)	Not applicable	Not applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	IA	IB
Management fees	0.62%	0.62%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.65%	0.90%

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3	Year 5	Year 10
IA	$66	$208	$362	$810
IB	$92	$287	$498	$1,108

PORTFOLIO TURNOVER.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks its investment objective by investing primarily in common stocks of small capitalization companies that the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes have superior growth potential.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small capitalization companies.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The Fund employs a multi-portfolio manager structure whereby portions of the Fund’s cash flows are allocated among different portfolio management teams who employ distinct investment styles intended to complement one another.

The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2014, this range was approximately $93 million to $7.26 billion.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its investment objective.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s statutory prospectus.

Market Risk - Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

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Small Cap Stock Risk - Small capitalization stocks may be more risky than stocks of larger companies.  Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

•                  less certain growth prospects

•                  lower degree of liquidity in the markets for such stocks

•                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

•                  limited product lines, markets or financial resources

•                  dependence on a few key management personnel

•                  increased susceptibility to losses and bankruptcy increased transaction costs.

Growth Orientation Risk -  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Active Trading Risk - Active trading could increase the Fund’s transaction costs (thus affecting performance).

The Fund is subject to certain other risks, which are described in the Fund’s statutory prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Include the Fund’s performance when a portion of the Fund’s portfolio was managed by a previous sub-adviser

•                  Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:

•                  Shows how the Fund’s total return has varied from year to year

•                  Shows the returns of the Fund’s Class IA shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s Class IB shares differ only to the extent that the classes do not have the same expenses.

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Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  21.67% (2nd quarter, 2009)   Lowest  -26.21% (4th quarter, 2008)

AVERAGE ANNUAL TOTAL RETURNS.  The table below shows returns for the Fund over time compared to those of a broad-based market index.  For more information regarding returns see the “Performance Notes” section in the Fund’s statutory prospectus.

Average annual total returns for periods ending December 31, 2014

Share Classes	1 Year	5 Years	10 Years
Class IA	5.83%	20.04%	9.42%
Class IB	5.57%	19.74%	9.15%
Russell 2000 Growth Index
(reflects no deduction for fees, expenses or taxes)	5.60%	16.80%	8.54%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

The Fund employs a multi-portfolio manager structure.  The portfolio managers with the most significant responsibilities are set forth below.

Portfolio Manager	Title	Involved with Fund Since
Mammen Chally, CFA	Senior Managing Director and Equity Portfolio Manager	2009
David J. Elliott, CFA	Managing Director, Co-Director of Quantitative Investment Management and Portfolio Manager	2010

PURCHASE AND SALE OF FUND SHARES.  The Fund is closed to new investors until further notice.  No purchases of the Fund’s shares will be allowed, other than as follows: (i) purchases by insurance company separate accounts that have made the Fund available to participants on or before March 6, 2015; (ii) purchases by qualified employee benefit plans that have made the Fund available to participants on or before March 6, 2015; (iii) purchases through reinvestment of dividends; and (iv) purchases by certain insurance company separate accounts and qualified employee benefit plans that have been pre-approved by Hartford Funds Distributors, LLC, prior to the close of business on March 6, 2015 to purchase shares of the Fund.

The Fund sells its shares at net asset value directly to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (collectively “Hartford Life”) and one or more unaffiliated insurance companies (each, an “Insurance Company” and collectively, the “Insurance Companies”), and to certain qualified employee benefit plans.  You may invest indirectly in the Fund through your purchase of a variable annuity or variable life insurance contract issued by a separate account or directly through a qualified employee benefit plan.  Any minimum or subsequent

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investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest.

TAX INFORMATION.  Under current law, qualified employee benefit plan participants and owners of variable annuity and variable life insurance contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the employee benefit plan or variable contract. For information concerning the federal tax consequences to the purchasers of a variable annuity or variable life insurance contract, see the prospectus or other disclosure document for such variable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts and qualified employee benefit plans.  The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services.  These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract.  Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment.  Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information.  The disclosure document for your variable contract may contain additional information about these payments.

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HLSSUM-SCG_050115
May 1, 2015

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